                                   EXHIBIT 5

                              FORM OF APPLICATION

CANADA LIFE                                                                        VARIFUND(TM)
INSURANCE COMPANY OF AMERICA                                                    APPLICATION FOR
P.O. BOX 105662                                      FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY
ATLANTA, GA  30348-5662    (FOR ALL STATES EXCEPT AZ, AR, CO, FL, KY, NJ, NY, OH, OR, PA AND WA)
(800) 905-1959

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1.  OWNERS (APPLICANTS)
--------------------------------------------------------------------------------

Name*
        ------------------------------------------------------------------------
                  First             Middle            Last

Address
         -----------------------------------------------------------------------
                  Street

--------------------------------------------------------------------------------
                  City              State             Zip

Sex [ ]  M [ ]  F [ ] Other         Date of Birth
                                                    ------- ------ -------
                                                     Month    Day    Year
Daytime Phone Number  (     )
                              --------------------------------------------------

[ ][ ][ ][ ][ ][ ][ ][ ][ ]         or       [ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number                          Tax ID Number

Client Brokerage Acct. # (If applicable)
                                          --------------------------------------
================================================================================
JOINT OWNER (Optional)

Name*
        ------------------------------------------------------------------------
                  First             Middle            Last

Sex [ ]  M [ ]  F [ ] Other         Date of Birth
                                                    ------- ------ -------
                                                     Month    Day    Year

[ ][ ][ ][ ][ ][ ][ ][ ][ ]         or       [ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number                          Tax ID Number

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2.  BENEFICIARIES
--------------------------------------------------------------------------------

     Enclose signed letter if more information is required.

1.  Name*
        ------------------------------------------------------------------------
                  First             Middle            Last

[ ][ ][ ][ ][ ][ ][ ][ ][ ]         or       [ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number                          Tax ID Number

Relationship                              Percentage                           %
            ----------------------------             --------------------------

2.  Name*
        ------------------------------------------------------------------------
                  First             Middle            Last

[ ][ ][ ][ ][ ][ ][ ][ ][ ]         or       [ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number                          Tax ID Number

Relationship                              Percentage                           %
            ----------------------------             --------------------------
================================================================================
CONTINGENT BENEFICIARY

Name*
        ------------------------------------------------------------------------
                  First             Middle            Last

[ ][ ][ ][ ][ ][ ][ ][ ][ ]         or       [ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number                          Tax ID Number

Relationship                              Percentage                           %
            ----------------------------             --------------------------

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3.  TYPE OF ACCOUNT (MUST BE COMPLETED)
--------------------------------------------------------------------------------

IRA: [ ]  Traditional   [ ]  Roth          [ ]  Simple   [ ]   SEP
IRA Transfer/Rollover?  [ ]  Yes           [ ]  No       IRA Tax Year is
[ ] 401(k)              [ ]  457           [ ]  Non-Qualified            -------
[ ] 403(b)              [ ]  Keogh (HR-10) [ ]  Other
                                                      ------------

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4.  REPLACEMENT
--------------------------------------------------------------------------------

Will this Annuity replace or change any other insurance or annuity?
[ ] No  [ ] Yes -  Company
                           -----------------------------------------------------
                   Policy No.                 (Please attach replacement forms.)
                             -----------------

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5.  ANNUITANTS  (IF DIFFERENT FROM OWNER)
--------------------------------------------------------------------------------

Name*
        ------------------------------------------------------------------------
                  First             Middle            Last

Address
         -----------------------------------------------------------------------
                  Street

--------------------------------------------------------------------------------
                  City              State             Zip

Sex [ ]  M [ ]  F [ ]               Date of Birth
                                                    ------- ------ -------
                                                     Month    Day    Year

[ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number

================================================================================
JOINT-ANNUITANT (Optional)

Name*
        ------------------------------------------------------------------------
                  First             Middle            Last
Sex [ ]  M [ ]  F [ ]               Date of Birth
                                                    ------- ------ -------
                                                     Month    Day    Year

[ ][ ][ ][ ][ ][ ][ ][ ][ ]
   Social Security Number

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6.  MY INVESTMENT
--------------------------------------------------------------------------------

Allocate payment with application of $                as indicated below (MUST
TOTAL 100%):                          --------------

       % CLASF International Equity 10/30         % Alger Growth                 83/93
------                                     ------
       % CLASF Money Market         11/31         % Alger Leveraged AllCap       85/95
------                                     ------
       % CLASF Managed              12/32         % Alger MidCap                 84/94
------                                     ------
       % CLASF Bond                 13/33         % Alger Small Cap              82/92
------                                     ------
       % CLASF Value Equity         14/34         % Berger/BIAM IPT Intern'l     88/98
------                                     ------
       % CLASF Capital              15/35         % Berger/BIAM Small Co. Gro.   89/99
------                                     ------
       % Fidelity Asset Mgr         16/36         % Dreyfus Cap'l Appreciation   46/47
------                                     ------
       % Fidelity Contrafund        52/72         % Dreyfus Growth & Income      80/90
------                                     ------
       % Fidelity Growth            17/37         % Dreyfus Socially Respon.     81/91
------                                     ------
       % Fidelity Growth Opps.      53/73         % Montgomery Emerg. Mkts       86/96
------                                     ------
       % Fidelity High Income       18/38         % Montgomery Growth            87/97
------                                     ------
       % Fidelity Index 500         20/40         % Seligman Comm & Info         50/70
------                                     ------
       % Fidelity Overseas          19/39         % Seligman Frontier            51/71
------                                     ------

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           FIXED ACCOUNT OPTIONS (MAY NOT BE AVAILABLE IN ALL STATES)
         % 1 Yr. (301)        % 5 Yr. (305)        % 10 Yr. (310)
   -----              -------              -------
         % 3 Yr. (303)        % 7 Yr. (307)
   -----              -------

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7.  PRE-AUTHORIZED CHECK (PAC)
--------------------------------------------------------------------------------

I authorize the Company to collect $______ (MINIMUM $100/$50-IRA) starting on ___________________ by initiating electronic debit entries to my account.

Select One: [ ] Checking (attach voided check) [ ] Savings (attach deposit slip)

If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th, 30th or 31st day of each month.

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8.  FOR CLAFS OFFICE USE ONLY
--------------------------------------------------------------------------------

To be completed by CLAFS Office/Office of Supervisory Jurisdiction. Has this application been reviewed by the Office of Supervisory Jurisdiction? [ ] Yes
[ ]  No

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    Authorized Signature                           Date

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9.  FOR AGENTS ONLY
--------------------------------------------------------------------------------

Questions?  Contact either your broker/dealer or Canada Life at (800) 905-1959.

[ ] Option A  (No Trail)  [ ] Option B  (Trail)  [ ] Option C  (Trail)
[ ] Option D (Trail)



* Unless subsequently changed in accordance with terms of Policy issued.

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10. SERVICE OPTIONS
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BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO
INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND AND AGREE TO ANY AUTHORIZATION AS FOLLOWS: 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED FOR ANY OTHER POLICIES. 2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY DISCONTINUES THE OPTION(S).
I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE MINIMUMS AND MAXIMUMS


================================================================================

[                    ]     TELEPHONE TRANSFER AUTHORIZATION

I/We authorize the Company to act on transfer instructions given by telephone from any person who can furnish identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization. I/We accept and will comply with the procedures established by the Company from time to time.
================================================================================

[                    ]     DOLLAR COST AVERAGING*

I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or Fixed Accounts specified on this form.

Transfer $__________ From __________________ Start Date____________________
Stop Date __________ or Number of Transfers ______________ on a

[ ] Monthly  [ ] Quarterly  [ ] Semi-Annually  [ ] Annually

Transfer above amount to (please use numeric codes listed in Section 6):

--------------     ---------------      --------------     ---------------
--------------     ---------------      --------------     ---------------
--------------     ---------------      --------------     ---------------

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11. REMARKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================
[                    ]     SYSTEMATIC WITHDRAWAL PRIVILEGE (SWP)*

I/We hereby authorize the Company to initiate withdrawals from my Policy, via Electronic Funds Transfer, as indicated below.

Select One: [ ] Checking (attach voided check) [ ] Savings (attach deposit slip)
Withdraw:   [ ] Maximum amount allowed without incurring a Surrender
Charge, or  $____________, to start on         /        /
                                        Month     Day      Year

Stop Date: _________________  or Number of Withdrawals: __________________.

Withdraw From (please use numeric codes listed in Section 6):

--------------     ---------------      --------------     ---------------
--------------     ---------------      --------------     ---------------
--------------     ---------------      --------------     ---------------

Frequency of Withdrawal: [ ]  Monthly [ ] Quarterly [ ]  Semi-Annually
[ ]  Annually
Please [ ] Withhold [ ] Do Not Withhold Federal Income Taxes. (If left blank, 10% of federal taxes will be automatically withheld).

NOTE: WITHDRAWALS FROM THE 3,5,7 AND 10 YEAR FIXED ACCOUNTS WILL BE SUBJECT TO
A MARKET VALUE ADJUSTMENT.
================================================================================

[                    ]     PORTFOLIO REBALANCING *

I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:

Frequency of Rebalancing: [ ] Quarterly [ ] Semi-Annually [ ]  Annually


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12.  SIGNATURES
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STATEMENT OF APPLICANT: To the best of the knowledge and belief of the person(s)
signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. IT IS AGREED THAT THE POLICY WILL NOT TAKE EFFECT UNTIL THE LATER OF: 1) THE POLICY IS ISSUED; OR 2) WE RECEIVE AT OUR ADMINISTRATIVE OFFICE THE FIRST PREMIUM REQUIRED UNDER THE POLICY. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. I/WE ACKNOWLEDGE RECEIPT OF THE EFFECTIVE PROSPECTUS(ES) FOR THE POLICY. 3) I/WE CERTIFY THAT THE NUMBER SHOWN ON THIS
FORM IS MY/OUR SOCIAL SECURITY # OR TAXPAYER ID #. 4) THE POLICY I/WE HAVE APPLIED FOR IS SUITABLE FOR MY/OUR INSURANCE INVESTMENT OBJECTIVES, FINANCIAL SITUATION, AND NEEDS.

I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

I/WE FURTHER UNDERSTAND THAT AMOUNTS TRANSFERRED, WITHDRAWN, OR SURRENDERED UNDER THIS POLICY FROM THE 3,5,7 & 10 YEAR FIXED ACCOUNTS MAY INCREASE OR DECREASE IN ACCORDANCE WITH A MARKET VALUE ADJUSTMENT DURING THE TERM PERIOD SPECIFIED IN THIS POLICY, SUBJECT TO THE MINIMUM VALUES DEFINED IN THE POLICY.
[ ] I/WE REQUEST THE STATEMENT OF ADDITIONAL INFORMATION.

---------------------------------------------------------------------------------------------------------------------------
 Signed in (State)            Date Signed         Signature of Owner/Applicant         Signature of Joint Owner

---------------------------------------------------------------------------------------------------------------------------
 Signature of Annuitant                           Signature of Joint-Annuitant         Signature of Irrevocable Beneficiary
(if different from Owner)                         (if different from Owner)            (if designated)

STATEMENT OF AGENT: I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the Policy herein applied for; and 3) to the best of my knowledge replacement [ ] is [ ] is not involved.

FOR CLAFS AGENTS ONLY: You MUST enclose a signed copy of the new CLIENT ACCOUNT WORKSHEET along with this application.

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
   Print Registered Representative/Agent Name          Name of Firm                       Date Signed

---------------------------------------------------------------------------------------------------------------------------------
   Signature of Agent                                  Branch Address(if designated)

---------------------------------------------------------------------------------------------------------------------------------
   Agent Number                                       State License ID Number          Agent Phone Number       Agent Fax Number

* If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th, 30th or 31st day of each month.